EXHIBIT 99.1

SCIENTIGO, INC.

LETTER OF TRANSMITTAL

This Letter of Transmittal must accompany instruments for Scientigo’s 2005 6.4% Senior Convertible Notes (the “Old Notes”) and Warrants to Purchase Common Stock (the “Old Warrants”) of Scientigo, Inc. (the “Company”) surrendered in connection with the exchange of such Old Notes and Old Warrants for either Scientigo’s new 10% A Notes (the “A Notes”) or 10% B Notes (the “B Notes”) (collectively, the “New Notes”) and new A Warrants (the “A Warrants”) and B Warrants (the “B Warrants”) (collectively, the “New Warrants”) of the Company.

SEND IN THE ENCLOSED ENVELOPE TO:

Greenberg Traurig, LLP
Suite 400
3290 Northside Parkway
Atlanta, GA 30327
Attention: Gerald L. Baxter
678-553-2100
as Exchange Agent

Delivery of the enclosed instrument(s) will be effected and risk of loss shall pass only upon proper delivery to the Exchange Agent in accordance with this Letter of Transmittal.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

To the holders of Old Notes and Old Warrants of  Scientigo, Inc. (the “Company”):

In accordance with the terms of the exchange offer described in the prospectus dated February __, 2006 (the “Prospectus”), whereby, the undersigned hereby surrenders to Greenberg Traurig, LLP, as Exchange Agent (the “Exchange Agent”), the instruments described below representing the Old Notes and the Old Warrants of the Company. The instruments accompanying this Letter of Transmittal are being surrendered in exchange for the New Notes and New Warrants.

The undersigned hereby warrants that the undersigned has full power and authority to surrender the instruments delivered herewith, that, with respect to the instruments, the Old Notes and Old Warrants represented thereby are free and clear of all liens, charges, encumbrances, pledges, security interests, or other obligations, and that such instruments and New Notes and New Warrants will not be subject to any adverse claim. Upon request, the undersigned hereby agrees to execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent to complete the surrender of the instruments.

The undersigned hereby irrevocably constitutes the Exchange Agent, or its designee or appointee, his, her or its true and lawful attorney-in-fact with respect to the instruments surrendered herewith, to deliver such instruments together with all accompanying evidences of authority, against receipt therefor (as the undersigned’s agent) of the New Notes and New Warrants as provided in the Prospectus and in this Letter of Transmittal (such power of attorney being deemed a power coupled with an interest).

Unless otherwise indicated in the box entitled “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal, if applicable, the undersigned requests that the New Notes and New Warrants be issued in the name of holder appearing in the following box:

Name and Address of Registered Holder(s) of Record	Instrument(s) Enclosed: (Attach signed separate list if space below is inadequate.)
	Instrument Number	Principal Amount of Old Notes and Number of Old Warrants Represented by Instrument(s)

If you have previously exercised your Old Warrants and wish to tender your Old Notes, you need only enclose the instruments representing your Old Notes.

You must elect to receive either A Notes or B Notes as described in the Prospectus. You may not elect to receive both A Notes and B Notes. Please indicate your election below. If no election is designated or if both A Notes and B Notes are elected to be received, you will be issued A Notes.

I elect to receive A Notes ☐
 CHECK ONE BOX ONLY
I elect to receive B Notes ☐

The undersigned acknowledges that by surrendering to the Exchange Agent the instruments described above, the undersigned has rejected the rescission offer as described in the Prospectus.

INSTRUCTIONS

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed: (a) if this Letter of Transmittal is signed by the registered holder(s) of the instrument(s) transmitted herewith and such holder(s) has (have) not completed the instruction entitled “Special Delivery Instructions” or “Special Issuance Instructions” on this Letter of Transmittal; or (b) if such instruments are transmitted for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each of the foregoing constituting an “Eligible Institution”). See Instruction 4.

2. Delivery of Letter of Transmittal and Instruments; Lost Instruments. Instruments surrendered, as well as a properly completed and duly executed Letter of Transmittal, any required signature guarantees and any other documents required by this Letter of Transmittal, must be delivered to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal. In the event that your instruments have been lost, stolen or destroyed, please indicate this on the face of this Letter of Transmittal. The Exchange Agent will forward you additional documentation that you must complete in order to effectively surrender lost, stolen or destroyed instruments, including an affidavit of the fact that such instruments have been lost, stolen or destroyed. A surety bond may be required. All questions as to the documents, validity, form, eligibility and acceptance for exchange of any instruments surrendered pursuant to any of the procedures described herein will be determined by the Exchange Agent, and its reasonable determination shall be final and binding. Delivery of instruments surrendered hereby shall be effected and risk of loss and title to instruments shall pass only upon proper delivery thereof to the Exchange Agent. Delivery of documents to an address other than the address set forth on the cover of this Letter of Transmittal does not constitute delivery to the Exchange Agent. The surrender of instruments will be deemed made only when this Letter of Transmittal and any other documents are actually received by the Exchange Agent.

The method of delivery of instruments and the other required documents is at the option and risk of the tendering holder. If sent by mail, registered mail with return receipt requested, is recommended.

3. Inadequate Space. If the space provided herein is inadequate, the instrument numbers and/or the principal amount of Old Notes and number of Old Warrants should be listed on a separate signed schedule and attached hereto.

4. Signatures on Letter of Transmittal, Endorsements of Instruments. If this Letter of Transmittal is signed by the registered holder(s) of the instrument(s) transmitted hereby, the signature(s) must correspond with the name(s) as written on the face of the instrument(s) without alteration, enlargement or any change whatsoever.

If any of the instruments transmitted hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

If any of the instruments transmitted hereby are registered in different names on several instruments, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of instruments.

When this Letter of Transmittal is signed by the registered holder(s) of the instrument(s) listed and transmitted hereby, no endorsements of instruments or signature guarantees are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s), then the instrument(s) transmitted hereby must be endorsed or accompanied by appropriate endorsements of instruments . An Eligible Institution must guarantee all signatures on such instruments and on this Letter of Transmittal if special issuance instructions are given.

If this Letter of Transmittal or any instrument is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of this authority so to act must be submitted.

5. Special Issuance and Delivery Instructions; Transfer Taxes. If the New Notes and New Warrants are to be issued in the name(s) of person(s) other than the signer(s) of this Letter of Transmittal or if the New Notes and New Warrants are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If the New Notes and New Warrants are to be issued in the name(s) of person(s) other than the signer(s) of this Letter of Transmittal or if the New Notes and New Warrants are to be sent to someone other than the signer of this Letter of Transmittal, then the instrument(s) transmitted hereby must be endorsed. The person requesting such issuance or delivery shall pay to the Exchange Agent any transfer or other taxes payable by reason of the foregoing or shall establish to the satisfaction of the Exchange Agent that such taxes have been paid or are not required to be paid.

6. Requests for Assistance and Additional Copies. Request for assistance may be directed to the Exchange Agent or to your broker, dealer, commercial bank or trust company. Additional copies of this Letter of Transmittal and the Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent at the address set forth above.

7. Substitute Form W-9. Each tendering holder is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employer identification number, on Substitute Form W-9, which is provided below. You must cross out item (2) in the certification box on the Substitute Form W-9 if you are subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to 28% federal income tax withholding on the value of the New Notes and New Warrants issued to the holder with respect to their instruments. The box in Part 3 of the form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within sixty (60) days, thereafter the Exchange Agent will withhold delivery of the New Notes and New Warrants until a TIN is provided to the Exchange Agent.

8. No Conditional Surrender. No alternative, conditional or contingent surrender of instruments will be accepted.

9. Miscellaneous and Inquires. All inquires regarding the surrender of Old Notes and Old Warrants and the Letter of Transmittal should be directed to the Exchange Agent at the address listed above.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 4 and 5)
To be completed ONLY if the New Notes and New Warrants are to be issued in the name of someone other than the registered holder.

Issue New Notes and New Warrants to:

Name:
(Please print)
Address:

(Zip Code)

(Taxpayer Identification or Social Security No.): __________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4 and 5)
To be completed ONLY if the New Notes and New Warrants are to be sent to someone other than the registered holder or to the registered holder at an address other than that below.

Deliver New Notes and New Warrants to:

Name:
(Please print)
Address:

(Zip Code)

(Taxpayer Identification or Social Security No.): __________________

SIGN HERE

Also complete Substitute Form W-9

Signature(s) of Holder(s): _________________________________________________________________

                                              _________________________________________________________________

Dated: _________, 200__

(Must be signed by registered holder(s) exactly as name(s) on instrument(s) or on a security position listing or by person(s) authorized to become registered holder(s) by instruments and documents transmitted herewith. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other person(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s): _________________________________________________________________________________

                _________________________________________________________________________________
(Print Name)

Capacity (Full Title): _______________________________________________________________________
Address: ________________________________________________________________________________
                 ________________________________________________________________________________

Area Code and Tel. No: ________________________

Taxpayer Identification or Social Security Number:__________________________________

GUARANTEE OF SIGNATURE(S)
(If Required--See Instructions 1 and 4)

Authorized Signature: ________________________________________________________

Name(s): __________________________________________________________________
(Please print)
Name of Firm: ______________________________________________________________

Address: __________________________________________________________________

Area Code and Tel. No.: ________________________ Dated: ________________________

REMEMBER TO ENCLOSE YOUR INSTRUMENTS

IMPORTANT TAX INFORMATION

Under federal tax law, a holder who transmits instruments hereby is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder or other payee with respect to instruments may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent. A holder should consult with his, her or its tax advisor as to such holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Exchange Agent is required to withhold 28% of the value of the New Notes and New Warrants issued to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on issuances made to a holder or other payee with respect to instruments, the holder is required to notify the Exchange Agent of the holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, and the holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Exchange Agent

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner(s) of the instruments.

NOTE:	Failure to complete and return Substitute Form W-9 may result in backup withholding of 28% of the value of the New Notes and New Warrants to be issued to you pursuant to the Exchange Offer.

CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

(See Instruction 7)

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1-- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number.) CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) _________________________ OR Employer Identification Number: __________________

Part 2--

Certification -- under penalties of perjury, I certify that:
(1) 1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).
(2) 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am not longer subject to backup withholding.
(3) 3. I am a U.S. person (including a U.S. resident alien).

Certification instructions-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE ___________________________ Date:________________
                        ___________________________
(Print Name)
Part 3-- awaiting TIN ☐

NOTE: You must complete the following instrument if you checked the box in Part 3 of Substitute Form W-9.

Instrument of Awaiting Taxpayer Identification Number

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, the New Notes and New Warrants will be withheld until I provide a taxpayer identification number.

_____________________________________________            _________________________
Signature                                                                           Date